FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (Tables)	12 Months Ended
Dec. 31, 2020
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES [abstract]
Schedule of capital management on the basis of the debt to capital ratio
	2018	2019	2020

Loans and borrowings	143,751	150,060	136,230
Lease liability	-	8,487	7,319
Total Equity	419,910	448,226	433,930
Total capital	563,661	606,773	577,479

Gearing ratio	25.5%	26.1%	24.9%